SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 26, 2004

(Date of Report; Date of Earliest Event Reported)

FINDWHAT.COM

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-30428	88-0348835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229

(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Exhibits.

	(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release, dated July 26, 2004, entitled “FindWhat.com Announces Record Second Quarter Results.”

Item 9.	Regulation FD Disclosure.

Information provided under Item 12 contained herein.

Item 12.	Results of Operations and Financial Condition.

On July 26, 2004, FindWhat.com (the “Company”) issued a press release entitled, “FINDWHAT.COM ANNOUNCES RECORD SECOND QUARTER RESULTS” regarding its financial results for the three months ended June 30, 2004, and held a Management Conference Call to discuss these results and the outlook of the Company. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004	FINDWHAT.COM

	By:	/s/ Brenda Agius

Brenda Agius Chief Financial Officer